                                                                  EXHIBIT 10.5


                                PROMISSORY NOTE

$1,800,000.00                                                   April 16, 1998

         FOR VALUE RECEIVED, SOUTHWIND DEVELOPMENT COMPANY, L.b.C., an Alabama corporation and JULIAN B. MACQUEEN, (hereinafter referred to as "Borrower") promises to pay to the order of FIRST AMERICAN BANK OF PENSACOLA, N.A., its successors and assigns (referred to herein, together with any other holder hereof, as the "Lender"), at 33 West Garden Street, Pensacola, Florida 32501, or at such other place as the Lender may from time to time designate, the principal sum of ONE MILLION EIGHT HUNDRED THOUSAND DOLLARS AND 00/100 DOLLARS ($1,800,000.00) in lawful money of the United States of America, or so much of that sum as may be advanced under this Note or pursuant to the Loan Agreement (hereinafter defined), together with interest thereon from the date of this Note until this Note is paid in full, said principal and interest being calculated and payable in the amounts, at the times and upon the terms and conditions provided in this Note.

         1. Definitions. As used in this Note, the following terms shall have the indicated meanings:

         (A) "Loan" shall mean that certain loan made by Lender to Borrower pursuant to the Loan Agreement, as evidenced by this Note and Addendum A and Addendum B attached.

         (B) "Loan Agreement" shall mean that certain Loan Agreement of even date herewith between Borrower and Lender concerning a loan from Lender to Borrower in the original principal amount of $1,800,000.00.

         (C) "Loan Commitment" shall mean that certain loan commitment letter concerning the Loan dated April 1, 1998.

         (D) "Loan Documents" shall mean collectively, this Note, the Mortgage, the Loan Agreement, the Loan Commitment and all other assignments, guaranties and instruments evidencing, securing or relating to the Loan.

         (E)   "Maturity Date" shall mean October 12, 1998.

         (F) "Mortgage" shall mean that certain Mortgage and Security Agreement of even date herewith from Borrower to Lender securing this Note. Additional collateral shall be an unconditional Letter of Credit in favor of First American Bank of Pensacola in the amount of $360,000.00 with a maturity date of 18 months from date, or automatically renewable for said period without conditions as referenced in Addendum C.

         (G) "Premises" shall mean the real property in Baldwin County, Alabama, described in and subject to the Mortgage.

         2. Interest Rate. Interest shall accrue and be payable on the outstanding principal balance of this Note at the rate of eight percent (8%) per annum. Interest shall be computed o the basis of a 360-day year for the actual number of days the principal is outstanding during each month.

         3. Payment. Payments of accrued interest only shall be payable quarterly on the outstanding principal balance commencing on July 15, 1998 and matures in full on October 12, 1998. On the Maturity Date, all principal, unpaid accrued interest and other charges hereunder shall be due and payable in full. Each payment on the indebtedness evidenced hereby will first reduce charges owed by Borrower that are neither principal nor interest. The remainder of each such payment will be applied first to accrued but unpaid interest and then to unpaid principal.

         4. After-Default Interest. Notwithstanding the foregoing, from and after any Event of Default under this Note, interest on the outstanding principal balance shall accrue and be payable at the rate of thirteen percent (13%).

         5. Interest Limitation. Nothing contained in this Note, the Mortgage, the Loan Agreement or in any of the Loan Documents shall be construed or shall operate, either presently or prospectively, to require the Borrower to pay interest in excess of the maximum interest rate allowable under any statute or law applicable to this transaction or to make any payments or do any act contrary to law, nor shall the Borrower by obligated or required to pay interest on the outstanding principal balance at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum rate which the Borrower is permitted by law to contract, agree to pay or pay. Any interest paid in excess of the maximum rate allowed by law shall, at Lender's option, be (i) refunded to the Borrower, (ii) applied to reduction of the principal balance under this Note, or (iii) credited to amounts then due and owing by the Borrower under this Note, the Mortgage, the Loan Agreement or any of the Loan Documents; provided, however, that if the excessive amount of interest paid by Borrower exceeds the sums outstanding hereunder, the portion exceeding the sums outstanding hereunder shall be refunded in cash to the Borrower. Any such crediting or refund shall not cure or waive any Event of Default by Borrower hereunder or under any of the Loan Documents. Further, if the terms of this Note would otherwise require or obligate Borrower to pay interest on the principal balance hereunder at a rate in excess of the maximum rate allowed by law, then the rate of interest under this Note shall ipso facto be deemed to be reduced to such maximum lawful rate, and interest payable hereunder shall be computed at such maximum lawful rate and all payments theretofore or thereafter accruing hereunder shall be likewise computed on the basis of such maximum lawful rate. Borrower agrees, however, that in determining whether or not any interest payable hereunder exceeds the maximum rate allowed by law, any non-principal payment (except payments specifically stated herein to be "interest"), including without limitation late charges, shall be deemed, to the extent permitted by law, to be an expense, fee, premium or penalty rather than interest.

         6.    Prepayment.

         (A) Voluntary Prepayment. Principal outstanding under this Note may be prepaid in full or in part at any time and from time to time without penalty or premium. No such partial prepayment of principal will have the effect of postponing, satisfying, reducing or otherwise affecting any scheduled installment of interest before the principal of and interest on this Note, together with all other charges due under the Loan Documents, are paid in full.

         7. Late Charge. If any installment of interest or of any escrow or other payment required to be made under this Note or any of the Loan Documents (except for the principal payment due on the Maturity Date) is not received by Lender within ten (10) days after the date on which the installment or payment became due, then Borrower shall pay to Lender a late charge equal to five percent (5%) of such installment or payment amount. Nothing contained herein shall be construed as creating any grace period or additional grace period for the making of any such installment or payment.

         8. Default. The occurrence of any of the following shall constitute an Event of Default under this Note:

         (A) If Borrower fails to make any monetary payment required by this Note, as and when due. and such failure continues for a period of five (5) days after receipt by Borrower of written notice by Lender to Borrower; or

         (B) If there occurs any other Event of Default under or specified in any of the Loan Documents.

         9. Acceleration. Upon the occurrence of any Event of Default as hereinabove defined, the entire principal balance of this Note, together with all accrued interest and other sums due hereunder or under the Loan Documents, shall become immediately due and payable without notice, demand or legal process, at the option of Lender.

         10. Loan Documents. This Note is referred to in and arises out of the Loan Agreement, and this Note is secured by, among other instruments, the Loan Documents. Said Loan Documents contain additional provisions for the acceleration of the maturity of this Note.

         11. Additional Waivers and Agreements. With respect to any and all obligations under this Note or under any of the Loan Documents, Borrower and all co-signers, sureties, endorsers and guarantors of this Note, hereby:

         (A) Waive demand, presentment, protest, notice of protest, notice of dishonor, notice of acceleration of maturity, suit against any party and all other notices and requirements necessary to charge or hold the Borrower or any such co-signer, surety, endorser or guarantor on any such obligation;

         (B) Agree to continue and remain bound for the payment of principal, interest and all other sums payable hereunder or under any of the Loan Documents, notwithstanding any change or changes by way of addition, release, surrender, exchange or substitution of any security for this Note or of any party or parties liable hereunder or by way of any extension or extensions of time for the payment of any sums due hereunder or under any of the Loan Documents or any other changes or modifications to any of the Loan Documents agreed to by Borrower, and waive all and every kind of notice of such change or changes and all defenses on the ground of such change or changes and agree that the same may be made without notice to or consent of any of them;

         (C) Waive the right to interpose any setoff or counterclaim of any nature or description (except a setoff or counterclaim directly related to or arising from the Loan or the Loan Documents) in any litigation in which the Lender and the Borrower and/or such co-signers, sureties, endorsers and guarantors, or any of them, shall be parties;

         (D) Agree that any obligations of Borrower or such co-signers, sureties, endorsers or guarantors hereunder may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, discharged or released by Lender, and any collateral, lien and right of setoff securing any such obligations may, from time to time, in whole or in part, be exchanged, sold or released, all without notice to or further reservations of rights against any of said parties and all without in any way affecting or releasing the liability of any of said parties;

         (E) Agree to pay all filing fees, taxes and all costs of collecting or securing or attempting to collect or secure any obligations under the Note or any of the Loan Documents (except for current interest billing), including without limitation reasonable attorney's fees, whether or not any lawsuit is filed; and

         (F) BORROWER AND ALL CO-SIGNERS, SURETIES, ENDORSERS AND GUARANTORS OF THIS NOTE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREE THAT:

               (1) THEY AND EACH OF THEM HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, CROSS-CLAIM OR OTHER ACTION
OR PROCEEDING ARISING FROM OR BASED UPON THIS NOTE OR ANY OF THE LOAN
DOCUMENTS, AND NEITHER THE BORROWER, NOR BORROWER'S HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS, NOR ANY CO-SIGNER, SURETY, GUARANTOR, ENDORSER OR OTHER OBLIGOR OBLIGATED FOR THE INDEBTEDNESS EVIDENCED BY THIS
NOTE, OR SUCH PERSON'S OR ENTITY'S HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, CROSS-CLAIM OR OTHER ACTION OR PROCEEDING ARISING FROM OR BASED UPON THIS NOTE OR ANY OF THE LOAN DOCUMENTS.

               (2) NEITHER THE BORROWER, NOR BORROWER'S HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS, NOR ANY CO-SIGNER, SURETY, GUARANTOR, ENDORSER OR OTHER OBLIGOR OBLIGATED FOR THE INDEBTEDNESS EVIDENCED BY THIS NOTE, NOR SUCH PERSON'S OR ENTITY'S HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS, SHALL SEEK TO CONSOLIDATE ANY CLAIM AS TO WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY CLAIM IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED.

               (3) THE PROVISIONS OF THIS SUBSECTION (F) HAVE BEEN FULLY NEGOTIATED BY LENDER, BORROWER AND ANY AND ALL CO-SIGNERS, SURETIES,
GUARANTORS, ENDORSERS AND OTHER OBLIGORS OBLIGATED FOR THE INDEBTEDNESS EVIDENCED BY THIS NOTE, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS.

               (4) NEITHER LENDER NOR ANY OFFICER, EMPLOYEE, ATTORNEY, AGENT OR OTHER REPRESENTATIVE OF LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO BORROWER, OR ANY CO-SIGNER, SURETY, GUARANTOR, ENDORSER OR ANY OTHER PARTY OBLIGATED FOR THE INDEBTEDNESS EVIDENCED BY THIS NOTE THAT THE PROVISIONS OF THIS SUBSECTION (F) WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

               (5) THIS SUBSECTION (F) IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN AND OTHER TRANSACTIONS EVIDENCED BY THIS NOTE AND THE LOAN DOCUMENTS.

         12.   Miscellaneous.

         (A) All amounts payable under this Note are payable in lawful money of the United States at the main office of the Lender in Pensacola, Florida. A check shall constitute payment when actually received by Lender, provided it is subsequently honored and collected in the ordinary course of business without having been returned to Lender for insufficient funds or other reasons. Any payment received by Lender after 2:00 p.m., Pensacola, Florida, time on any day shall be deemed to have been received by Lender on the next succeeding day which is not a Saturday, Sunday or legal holiday under the laws of the State of Florida or the United States of America.

         (B) Lender may, but shall not be required to, apply, on or after maturity, to the payment of this debt, any funds or credit held by Lender on deposit, in trust or otherwise, for the account of the Borrower or of any co-signer, surety, endorser or guarantor hereof

         (C) As used herein, the singular shall be deemed to include the plural and vice versa, and each gender shall be deemed to include all other genders, unless a contrary intention clearly appears. If the Borrower consists of more than one person or entity, the obligations and liabilities of each such person or entity hereunder shall be joint and several.

         (D) Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind nor any modification of this Note shall be valid unless in writing and signed by Lender. All rights and remedies of Lender under the terms of this Note, the Loan Documents and any statutes or rules of law shall be cumulative and may be exercised successively or concurrently. Borrower agrees that Lender shall be entitled to all the rights of a holder in due course of a negotiable instrument.

         (E) This Note has been executed and delivered in the State of Alabama, is to be performed in the State of Florida, and shall be governed by and construed in accordance with the laws of the State of Florida.

         (F) If any provision of this Note shall be unenforceable or invalid under applicable law, then the remaining provisions of this Note shall not be affected thereby but shall remain in full force and effect.

         (G) The Borrower shall be liable for an indebtedness represented by this Note and has subscribed its name hereto without condition that anyone else should sign or become bound hereon and without any other condition whatever being made. The provisions of this Note are binding on, and shall inure to the benefit of, the Borrower and the heirs, executors, administrators, assigns and successors of the Borrower.

         (H) All notices and other communications required hereunder shall be in writing and shall be delivered personally, or by registered or certified mail, return receipt requested, postage prepaid, or by Federal Express, Express Mail or Air Courier, fees prepaid. Such notices shall be deemed to have been received (I) upon delivery, if personally delivered; (ii) upon the earlier of actual receipt or the fourth day after mailing, if mailed by registered or certified mail, return receipt requested, postage prepaid; and (iii) on the next business day if sent by Federal Express, Express Mail or Air Courier, fees prepaid. The address for delivery of such notices shall be as follows:

         (a)   To Lender at:        FIRST AMERICAN BANK OF PENSACOLA, N.A
                                    33 West Garden Street
                                    Pensacola, Florida 32501
                                    Attn:  William E. Bassett
                                    Senior Vice President/CLBB

SOUTHWIND DEVELOPMENT COMPANY, L.L.C.


/s/ Julian B. MacQueen                              /s/ Julian B. MacQueen
-------------------------                           ---------------------------
JULIAN B. MACQUEEN                                  JULIAN B. MACQUEEN
MEMBER/MANAGER                                      PERSONALLY AND INDIVIDUALLY

                                   ADDENDUM A



         Notwithstanding anything in this Note to the contrary, the maturity date shall be six months from the date hereof; provided however if Maker closes a construction loan from First American Bank of Pensacola, N.A., within such six (6) month period to fund construction of improvements on land located in Gulf Shores, Alabama, (which such land was purchased with proceeds from the loan evidenced by this Note) than the maturity date of this Note shall be maturity date of said construction loan.



/s/ Julian B. MacQueen
--------------------------------
Julian MacQueen, Personally



/s/ Julian B. MacQueen   Pres.
--------------------------------
MacQueen Enterprises, Inc.



SOUTHWIND DEVELOPMENT COMPANY L.L.C.



/s/ Julian B. MacQueen
--------------------------------
Julian B. MacQueen
Member/Manager

                                   ADDENDUM B


            Additional collateral shall be an unconditional Letter of Credit in favor of First American Bank of Pensacola in the amount of $360,000.00 with a maturity date of 18 months from date, or automatically renewable for said period without conditions.


/s/ Julian B. MacQueen
--------------------------------
Julian MacQueen, Personally


/s/ Julian B. MacQueen     Pres.
--------------------------------
MacQueen Enterprises, Inc.


SOUTHWIND DEVELOPMENT COMPANY L.L.C.




/s/ Julian B. MacQueen
--------------------------------
Julian B. MacQueen
Member/Manager

                                   ADDENDUM C

                               SECURITY AGREEMENT

         KNOW ALL MEN BY THESE PRESENTS: That
         WHEREAS, pursuant to a certain promissory note of even date herewith, (the "Note") Southwind Development Company, LLC, an Alabama limited liability company (the "Debtor") is, contemporaneously with the execution hereof, becoming indebted to First American Bank of Pensacola, N.A. (the "Secured Party"), on a loan in the sum of One Million Eight Hundred Thousand and No/100 DOLLARS ($1,800,000.00) principal, or so much thereof as may be advanced under the Note (the "Loan") payable to Bank with interest thereon and as provided therein and also secured by a Mortgage of even date herewith (the "Mortgage"); and

         WHEREAS, Debtor may hereafter become indebted to Bank or a subsequent holder of this Security Agreement on loans or otherwise (said Bank and any subsequent holder of this Security Agreement being referred to herein as "Secured Party"); and

         WHEREAS, Debtor agrees to make this Security Agreement (this "Agreement") to further secure said Note and any and all other future or additional liabilities of Debtor to Secured Party (said liabilities, as defined in paragraph 5, being referred to herein as "Liabilities").

         NOW, THEREFORE, the undersigned Debtor, in consideration of making the Loan, and to secure the prompt payment of same, with the interest thereon, and any extensions, modifications, or renewals of same, and any and all Liabilities of Debtor to Secured Party, and further to secure the performance of the covenants, conditions, and agreements hereinafter set forth and set forth in the Note, and as may be set forth in the Mortgage and other instruments evidencing or securing other Liabilities of Debtor to Secured Party, and further to secure any and all charges incurred by Secured Party on account of Debtor, including but not limited to attorney's fees, does hereby agree as follows:

         1. Definitions. All terms used herein which are defined in the Alabama Uniform Commercial Code (the "Code") shall have the same meaning herein as in the Code unless otherwise indicated herein.

         2. Incorporation by Reference. All of the terms and provisions of the Note are hereby incorporated by reference as though set forth in full herein.

         3. Security Interests. Debtor hereby grants to Secured Party title to and a security interest in the Collateral described in paragraph 4 hereof to secure the performance and payment of the Liabilities described in paragraph 5 hereof.

         4. Collateral. As security for the payment and performance of all Liabilities of the Debtor, Debtor grants Secured Party title to and a security interest in the following described property of the Debtor (herein collectively referred to as the "Collateral"): SEE ATTACHED EXHIBIT 1, INCORPORATED HEREIN BY REFERENCE.

         5. Liabilities. "Liabilities" of Debtor, as used herein, shall mean:

         5.01 Note. The Note, with interest as therein provided, and all extensions, modifications, or renewals thereof.

         5.02 Other Indebtedness. Any and all other obligations, indebtedness, and liabilities of the Debtor to the Secured Party, whether joint or several, due or to become due, liquidated or unliquidated, now existing or hereafter arising, absolute or contingent, direct or indirect, and all extensions, modifications, and renewals thereof, and whether incurred or given as maker, endorser, guarantor, surety, or otherwise.

         6. Representations, Warranties, and Covenants. The Debtor hereby represents, warrants, and covenants as follows;

         6.01 No Adverse Liens. Except for any security interest specifically set forth on an addendum attached hereto, and except for the security interest granted hereby, the Debtor is or (with respect to Collateral not presently owned by Debtor will be) the lawful owner of all Collateral free from any adverse lien, security interest, or encumbrance, and shall have full right to pledge, sell, assign, or transfer the same to Secured Party. Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

         6.02 Financing Statements. No financing statement covering any Collateral or any proceeds thereof is on file in any public office, except for financing statements executed by Debtor and Secured Party. At the Secured Party's request, the Debtor will join with Secured Party in executing one or more financing statements pursuant to the Code in form satisfactory to the Secured Party, and will pay the cost of filing the same in all public offices whereafter filing is deemed by the Secured Party to be necessary or desirable. The Debtor authorizes the Secured Party to prepare and to file financing statements covering the Collateral signed only by the Secured Party and to sign the Debtor's signature to such financing statements in jurisdictions where Debtor's signature is required. The Debtor promises to pay the Secured Party the fees incurred in filing the financing statements, including but not limited to mortgage recording taxes payable in connection with the filings on fixtures, which fees shall become part of the Liabilities secured by this Agreement.

         6.03 Inspection of Collateral and Records. The Secured Party may examine and inspect the Collateral and records and documents related to the Collateral at any time, wherever located.

         6.04 Assignment or Sale. Debtor, its agents, servants, or employees will not sell, assign, or offer to sell or assign or otherwise transfer the Collateral, either in whole or in part, or any interest therein without the written consent of the Secured Party.

         6.05 Payment of Taxes and Insurance. Debtor will pay promptly all taxes and assessments upon or with respect to the Collateral. Debtor hereby authorizes Secured Party to discharge taxes, assessments, liens, security interests, or other encumbrances at any time levied or placed on the Collateral, to pay for any insurance on the Collateral required to be maintained by Debtor hereunder, and to pay for, make, or provide for any maintenance, repair, or preservation of the Collateral as the Secured Party shall deem reasonably necessary to preserve its interests; provided, however, that Secured Party shall be under no obligation to do so. Debtor agrees to reimburse Secured Party on demand with interest at the rate set forth in the Note for any payment made or any expense incurred by Secured Party pursuant to the foregoing authorization. Payments made or expenses incurred by Secured Party pursuant to the foregoing authorization shall be included in the Liabilities secured hereunder.

         6.06 Additional Representations of Debtor (Collateral). With respect to all of the Collateral:

         6.06(a) Such Collateral is used or bought primarily for business purposes.

         6.06(b)  Lender shall have a first priority lien on the Collateral.

         6.06(c) All such Collateral will be kept at the address of Debtor shown below Debtor's signature or, if not, at the real property described in the Mortgage. Debtor will promptly notify Secured Party of any change in the location of the Collateral. Except for transactions in the ordinary course of Debtor's business, Debtor, its agents or employees will not remove such Collateral from said location without the prior written consent of the Secured Party.

         6.06(d) If certificates of title are issued or outstanding with respect to such Collateral, the Debtor will cause the Secured Party's interest to be properly noted thereon.

         6.06(e) Debtor has and will maintain insurance on such Collateral to the extent and against such hazards and liabilities as is commonly done by companies of like nature, similarly situated, including but not limited to public liability, theft, fire (with extended coverage) insurance, and in the case of motor vehicles, collision insurance, all containing such terms and for such periods as may be reasonably satisfactory to the Secured Party. All such insurance will be maintained with insurance companies reasonably acceptable tot he Secured Party and will be payable to the Secured Party and to the Debtor as their interest may appear. All insurance policies shall provide for a minimum of ten (10) days, written cancellation notice to the Secured Party and, at the Secured Party's request, all policies shall be delivered to and held by the Secured Party. If at any time the Secured Party is of the opinion that the Debtor's insurance coverage is inadequate, the Debtor will, within ten (10) days after written request by the Secured Party, obtain such insurance as the Secured Party shall reasonably request. Secured Party is hereby made attorney-in-fact for Debtor to obtain, adjust, and settle, in its sole discretion, such insurance and to endorse any drafts or checks issued in connection with such insurance.

         6.06(f) Debtor agrees to prevent and protect against any waste, damage, or destruction of such Collateral, and Debtor will maintain the same in as good condition as it now is in, ordinary and reasonable wear and tear excepted.

         6.07 Name of Debtor. Debtor's name has always been as set forth on the first page of this Agreement, except as otherwise disclosed in writing to the Secured Party. Debtor will promptly advise the Secured Party in writing of any change in Debtor's name.

         7. Set Off. The Secured Party is hereby given a continuing lien as additional security for the Liabilities hereunder upon any and all monies, securities, and other property of Debtor, and the proceeds thereof, now or hereafter held or received by or in transit to the Secured Party from or for Debtor, whether for safekeeping, custody, pledge, transmission, collection, or otherwise, and also upon any and all deposit balances (general or special) and credits of Debtor with, and any and all claims of Debtor against, the Secured Party at any time existing, and upon an event of default hereunder, the Secured Party may apply or set off the same against the Liabilities hereby secured.

         8. Events of Default. Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions which is not completely cured within any specific time period provided in any Loan
Document:

         8.01 Any Event of Default or failure to perform any obligation, covenant, or liability contained or referred to herein, in the Note, the Mortgage, or any other Loan Document.

         8.02 Loss, theft, damage, destruction, sale, assignment, transfer, or encumbrance to or of any part of the Collateral (except for sales or encumbrances of Collateral expressly authorized by the terms of this Agreement), or any levy, seizure, injunction, or attachment thereon.

         9. Rights and Remedies Upon Default. Upon occurrence of any of the above events of default, the Secured Party shall have the following rights which shall be cumulative with all other rights and remedies of Secured Party:

         9.01 Acceleration and Other Rights. The right to declare all Liabilities secured hereby to be immediately due and payable without notice to or demand upon the Debtor or any other person. The Secured Party, in addition to any remedies it may exercise under this Security Agreement, the Note, under other documents executed in connection with the Liabilities secured hereby, or under applicable law, may immediately and without demand, exercise any and all of the rights of a secured party upon default under the Alabama Uniform Commercial Code, all of which shall be cumulative. Such rights shall include, without limitation:

         9.01(a) The right to take possession of the Collateral without judicial process and to enter upon any premises where the Collateral may be located for the purposes of taking possession of, securing, removing, and/or disposing of the Collateral without interference from the Debtor and without any liability for rent, storage, utilities or other sums.

         9.01(b) The right to sell, lease, or otherwise dispose of any or all of the Collateral, whether in its then condition or after further processing or preparation, at public or private sale. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give the Debtor at least five (5) days, prior notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition of the Collateral is to be made, all of which the Debtor agrees shall be reasonable notice of any sale or disposition of the Collateral.

         9.01 (c)          Upon request of Secured Party, Debtor shall assemble
and make the Collateral available to Secured Party at a place reasonably convenient to Debtor and Secured Party.

         9.02 Attorney-in-Fact. To effectuate the rights and remedies of the Secured Party upon default, Debtor does hereby irrevocably appoint Secured
Party attorney-in-fact for the Debtor, with full power of substitution to, after default of Debtor, sign, execute, and deliver any and all instruments and documents and do all acts and things to the same extent as Debtor could do, and to sell, assign, and transfer any

Collateral to Secured Party or any other party.

         9.03 Receiver. Secured party shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction, in connection with any action taken by the Secured Party to enforce its rights and remedies hereunder, to manage, protect, and preserve the Collateral and continue the business of the Debtor, to collect all revenues and profits thereof, and to apply the same to the payment of all expenses and other charges of such receivership, including but not limited to the compensation of the receiver, and to the payment of Liabilities secured hereby, until a sale or other disposition of such Collateral shall be finally made and consummated, or until all Liabilities secured hereby shall have been paid.

         9.04 Proceeds of Sale; Deficiency. The proceeds of any sale or other disposition of Collateral by the Secured Party shall be applied first to the expenses (including, but not limited to legal expenses and reasonable attorneys' fees) of retaking, holding, storing, and processing the Collateral and preparing the Agreement; then to the satisfaction of the Liabilities secured hereby with the application of such proceeds to particular Liabilities or to interest or principal as the Secured Party, in its sole discretion, shall determine; and the balance, if any, to be paid to Debtor or to be paid as otherwise provided by Law., The enumeration of the foregoing rights is not intended to be exhaustive, and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative. Debtor agrees that any delay by the Secured Party in exercising any right or remedy hereby granted shall not be construed as a waiver by the Secured Party of any of its rights or remedies hereunder. Secured Party may permit the Debtor to remedy any default, but such shall not be a waiver of the default so remedied, and Secured Party's waiver of any default shall not be a waiver of any subsequent or prior defaults.

         10. Waivers. In addition to any other waivers, as set forth herein or in the Note, against the Liabilities secured hereby, Debtor expressly waives, to the extent allowed by law, all claims and rights to claim any exemptions allowed or allowable under the Constitution or laws of the United States, the

State of Florida, or any other jurisdiction. All rights and remedies of Secured Party hereunder or with respect to Liabilities or Collateral shall be cumulative, and in addition to any other right available to Secured Party by statute or at law or in equity, and may be exercised singularly or concurrently. In the event that any one or more of the terms or provisions of this Agreement or of the Note shall be invalid, illegal, or unenforceable in any respect, the validity of the remaining terms or provisions shall in no way be affected prejudiced or disturbed thereby.

         11. Assignment of Liabilities. If at any time or times by sale, assignment, negotiation, pledge, or otherwise, Secured Party transfers any or all of the Liabilities, such transfer shall, unless otherwise specified in writing, carry with it Secured Party's rights and remedies under this Agreement with respect to such Liabilities transferred, and the transferee shall become vested with such rights and remedies whether or not they are specifically referred to in the transfer. If and to the extent Secured Party retains any of the Liabilities, Secured Party shall continue to have the rights and remedies herein set forth with respect thereto.

         12. Notices. Any demand upon or notice to Debtor that the Secured Party may elect to give shall be effective if any delivered to Debtor, deposited in the United States mail, postage prepaid, return receipt requested, or delivered to a telegraph company addressed to Debtor at the address shown below Debtor's signature, or if Debtor has notified the Secured Party in writing of a change of address, to Debtor's last address so notified. Demands or notices addressed to Debtor's address at which the Secured Party customarily communicates with Debtor shall also be effective.

         13. Agreement Under Seal. This Agreement is given under the seal of all persons signing as and for the Debtor. It is intended by Debtor and all persons signing for Debtor that this instrument is and shall constitute a sealed instrument according to law.

         14. Headings. The headings of the sections, paragraphs, and subdivisions of this Agreement are for convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof.

         15. Successors and Assigns. The provisions of this Agreement shall insure to and bind not only the parties hereto, but also their respective heirs, executors, administrators, successors and assigns.

         16. GOVERNING LAW. THIS SECURITY AGREEMENT SECURES A NOTE AND OTHER INDEBTEDNESS, WHICH BY THE TERMS THEREOF ARE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA, AND ARE TO BE PERFORMED WITHIN THE STATE OF FLORIDA. WITHOUT GIVING EFFECT TO CHOICE OF LAW RULES, THE PARTIES HERETO AGREE THAT THE NOTE AND OTHER INDEBTEDNESS SHALL BE GOVERNED BY FLORIDA LAW. THE INTEREST, RIGHT AND REMEDIES GRANTED BY THIS SECURITY AGREEMENT, AND THE MANNER IN WHICH THEY ARE TO BE ENFORCED SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ALABAMA.

         17. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, COUNTERCLAIM, ACTION OR CAUSE OF ACTION (1) ARISING UNDER OR RELATED TO THIS LOAN, ANY OTHER LOAN DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR ARISING UNDER OR RELATED TO ANY OTHER INDEBTEDNESS, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE RELATIONSHIP BETWEEN OR COURSE OF DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN, THIS MORTGAGE, ANY OTHER LOAN DOCUMENT, AGREEMENT OR INSTRUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, OR RELATING TO ANY OTHER INDEBTEDNESS; IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN

ORIGINAL COUNTERPART OR COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. THIS PROVISION SHALL SURVIVE THE PAYMENT IN FULL OF THE LOANS OR ANY OTHER INDEBTEDNESS.
            IN WITNESS WHEREOF, the undersigned Debtor and Secured Party have caused this Agreement to be duly executed and delivered effective on the 16th day of April, 1998.

                                             DEBTOR:

                                             Southwind Development Company, LLC


                                             /s/ Julian B. MacQueen
                                             ----------------------
                                             By: Julian B. MacQueen
                                             Its: Authorized Member

Debtor's address:                            c/o Julian MacQueen
                                             ----------------------
                                             113 Baybridge Dr.
                                             ----------------------
                                             Gulf Breeze, Fl 32561
                                             ----------------------


                                             SECURED PARTY:

                                             First American Bank of Pensacola,
                                             N.A.

                                             BY: /s/ W.E. Bassett
                                                 -----------------
                                             Its Sr. Vice Pres.
                                                 -----------------

STATE OF ALABAMA

COUNTY OF BALDWIN

         I, the undersigned authority, in and for said County in said State, hereby certify that Julian B. MacQueen, whose name as authorized member of Southwind Development Company, LLC, an Alabama limited company, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such member and with full authority, executed the same voluntarily-for and as the act of said company.

         Given under my hand this the 16th day of April, 1998.



                                      NOTARY PUBLIC
                                      MY COMMISSION EXPIRES:
( S E A L )                                                   2/20/2000



STATE OF ALABAMA

COUNTY OF BALDWIN

         I, the undersigned, Notary Public in and for said ,County in said State, hereby certify that W.E. Bassett whose name as Sr. Vice-President of First American Bank of Pensacola, N.A., is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand this 16th day of April 1998.


                                      NOTARY PUBLIC
                                      MY COMMISSION EXPIRES:
(S E A L)                                                   2/20/2000

                                   EXHIBIT 1


(a) All that tract or parcel or parcels of land and estates particularly described on Exhibit A attached hereto and made a part hereof by reference (the "Land");

(b) All buildings, structures, and improvements of every nature whatsoever now or hereafter situated on the Land, and all fixtures, fittings, building materials, machinery, equipment, furniture and furnishings and personal property of every nature whatsoever now or hereafter owned by the Borrower and used or intended to be used in connection with or in the operation of said property, buildings, structures or other improvements, including all extensions, additions, improvements, betterments, renewals, substitutions, replacements and accessions to any of the foregoing whether such fixtures, fittings, building materials, machinery, equipment, furniture, furnishings and personal property actually are located on or adjacent to the Land or not and whether in storage or otherwise and wheresoever the same may be located (the "Improvements");

(c) all accounts, general intangibles, contracts and contract rights relating to the Land and improvements, whether now owned or existing or hereafter created, acquired or arising, including without limitation, all construction contracts, architectural services contracts, management contracts, leasing agent contracts, purchase and sales contracts, put or other option contracts and agreements relating to the construction of improvements on, or the operation, management and sale of all or any part of the Land or Improvements;

(d) Together with all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, leases, subleases, license rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances whatsoever in any way belonging, relating or appertaining to any of the property hereinabove described or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by the Borrower, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of the Borrower of, in and to the same, including but not limited to:

         (i) All rents, royalties, profits, issues and revenues of the Land and Improvements from time to time accruing, whether under contracts, leases or tenancies now existing or hereafter created; and

         (ii) All judgment awards of damages and settlements hereafter made resulting from condemnation proceedings or taking of the Land and Improvements or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the Land and Improvements or any part thereof, or to any rights appurtenant thereto, including any award for change of grade or streets. Lender hereby is authorized on behalf of and in the name of Borrower to execute and deliver valid acquittance for, and appeal from, any such judgments or awards. Lender may apply all such sums or any part thereof so received, after the payment of all its expenses, including costs and attorneys' fees, on any of the indebtedness secured hereby in such manner as it elects or, at its option, the entire amount or any part thereof so received may be released.

(e) All cash and non-cash proceeds and all products of any of the foregoing items or types or property described in (a), (b), (c) or (d) above, including, but not limited to, all insurance, contract and tort proceeds and claims, and including all inventory, accounts, chattel paper, instruments, equipment, fixtures, consumer goods and general intangibles acquired with cash proceeds of any of the foregoing items or types of property described in (a),
(b), (c) or (d) above.

                                      SOUTHWIND DEVELOPMENT COMPANY, LLC


                                      By: /s/ Julian B. MacQueen
                                         ------------------------
                                              Julian B. MacQueen
                                      Its: Authorized Member

                                   EXHIBIT A

PARCEL A:

Lot 1 of a Resubdivision of Lot A of JLB Subdivision as shown on map or plat of record in Slide #1797A, in the Office of the Probate Judge of Baldwin County, Alabama.

PARCEL B:

Lot B, JLB Subdivision, a resubdivision of Lots 1-6, Block 9, of a resurvey of Blocks 8-12 and 28-30, Unit 1 of Gulf Shores, as shown in Map Book 12, page 138, Baldwin County Probate Office, Baldwin County, Alabama.


                                           SOUTHWIND DEVELOPMENT COMPANY, LLC


                                           By: /s/ Julian B. MacQueen
                                           ---------------------------
                                           Its: Authorized Member